Exhibit 10.4

UNITED STATES DEPARTMENT OF INTERIOR
BUREAU OF LAND MANAGEMENT
CLAIM NAME/NUMBER INDEX (ALPHA ORDER)
by County

GEO STATE:		NV
County	:	CLARK

LEGAL DESC

Claim Name/Number	Serial No	Claimant	MER	TWN	RANGE	SEC	Subdv	Location Date	Case Closed
MOUNTAIN QUEEN	NMC980946	MULTI METAL MINING CORP	21	0250S	0580E	033	NE NW	11/26/2007

NO WARRANTY IS MADE BY BLM FOR USE OF THE DATA FOR PURPOSES NOT INTENDED BY BLM
* DISCLOSURE * ALL INFORMATION RECEIVED IN THIS OFFICE MAY NOT YET BE LISTED ON THIS REPORT. NAMES AND
ADDRESSES ARE ENTERED AS THEY APPEAR ON THE LOCATION NOTICE AND ARE ABBREVIATED TO FIT LIMITED SPACE.
THEREFORE THEY MAY NOT APPEAR IN THE EXPECTED SEQUENCE. A BLANK LATEST ASSESSMENT YEAR IN THIS REPORT DOES
NOT CONSTITUTE AN ABANDONED CLAIM.